UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:    June 30, 2007
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The semi-annual report to stockholders is filed herewith.

                                     FAM

                    VALUE FUND [LOGO] EQUITY-INCOME FUND

                Investor Share Class and Advisor Share Class



                             SEMI-ANNUAL REPORT

                                June 30, 2007

                              Table of Contents

Chairman's Commentary                                                         1

FAM Value Fund                                                                3
  Letter to Shareholders                                                      3
  Portfolio Data                                                              7
  Expense Data                                                                8
  Statement of Investments                                                   10
  Statement of Assets and Liabilities                                        15
  Statement of Operations                                                    16
  Statement of Changes in Net Assets                                         17
  Notes to Financial Statements                                              18

FAM Equity-Income Fund                                                       24
  Letter to Shareholders                                                     24
  Performance Summary                                                        27
  Portfolio Data                                                             28
  Expense Data                                                               29
  Statement of Investments                                                   31
  Statement of Assets and Liabilities                                        35
  Statement of Operations                                                    36
  Statement of Changes in Net Assets                                         37
  Notes to Financial Statements                                              38

Supplemental Information                                                     44


     FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code, without charge, upon request by calling FAM Funds at (800) 932-3271.

Chairman's Commentary                                                    [LOGO]

July 2007


Dear Shareholder:

     The first six months of 2007 have turned out to be much more positive than expected. And while we would like to predict results for the next six months, we would only be guessing at best. In the short term, markets can be perplexing.

     Reading The Wall Street Journal headlines gives us an indication of what is currently troublesome. Homebuilders, mortgage lenders and borrowers have all felt the effects of the subprime loan and housing downfall. Interest rates have risen, energy prices remain high, and the record level of leveraged financing and buyouts coupled with the hedge fund meltdown at Bear Stearns give us pause as to what the future holds. Each is a warning sign that markets can be risky. Known factors cited are useful in telling us about our current environment; however, they in no way predict the future.

     Charlie Munger stated at Berkshire Hathaway's Annual Meeting that investing is about seeing into the future. With that in mind you might ask what gives us comfort that we are confident about the future of your investments? I would suggest that there are two subjective attributes and one investment characteristic that give me comfort for the likelihood of our success. The two attributes are experience and discipline, and the overriding investment characteristic is management.

     Much of investing is an art and not a science. Therefore, successful investing is difficult to teach, but it can be learned. Experience is important. Whether you invest your personal money or have the responsibility for other people's money, experiencing the results of actual decisions enhances your ability. Over time, real decisions teach you your circle of competency and what to avoid as well as which choices will give you a high probability of success. At Fenimore Asset Management, as advisor to the FAM Funds, our research team has a combined 93 years of hard-earned experience through many different economic and stock market cycles.

     Secondly, discipline is a good predictor of future success. Those investors who have discipline are more likely not to be swayed into foolish decisions when markets get over exuberant, as they did in the 1998-2000 tech bubble period. Conversely, they are likely to act swiftly on your behalf when the environment for individual stocks or the market as a whole seems to favor success. At Fenimore, our discipline has not changed since the day we started in 1974. We still look for companies that are understandable with a strong financial foundation (we have a penchant for free cash flow and strong balance sheets) that can be purchased at a discount to the underlying economic worth of the company -- our margin of safety.

     Management is the one investment characteristic that we believe stands above all the rest as a predictor of future results. Business is competitive by its very nature. However, it is uncanny that businesses -- even in commodity-like industries i.e., insurance, banking, distribution, etc. -- with strong management teams succeed as far superior investments to their counterparts. But the analysis of management is not easy. Although history can be useful, it often does not give a clear picture. Our investment research team spends many hours traveling and

Chairman's Commentary                                                    [LOGO]

talking to management teams of the companies we own and those we may wish to own. We look for some simple things -- people who are intelligent, honest and have a passion for their business. We want them to tell us the bad things almost before the good things they will inevitably talk about. We also want to make sure they understand the difference between wise capital allocation and capital allocation simply for the sake of growth. In the last six months our research team has traveled to Chicago, San Francisco, New York, and to lesser-known locations like Richmond, VA, Carlisle, PA, Austin, TX, San Mateo, CA, Mount Gilead, NC and Omaha, NE. Identifying good businesses with exceptional management teams takes experience, discipline and patience. I believe our research analysts are well qualified and suited to this task. The quality of the businesses you own is very good, most are reasonably valued and a few represent bargains. We believe that over time the quality of what you own will support favorable future returns. What we do not know is when.

     We appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.


Sincerely,




/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.




P.S. -- Please plan on attending the 21st Annual FAM Funds Shareholder Informational Meeting. This year we are pleased to offer two options for the same great meeting. You may choose to attend Tuesday, October 9 at the Cobleskill-Richmondville High School, or Wednesday, October 10 at The Marriott Hotel in Albany, NY. For more details, please look for your invitation in the mail this September. You may also visit www.famfunds.com for additional information.

FAM Value Fund                                                           [LOGO]


Dear Fellow Value Fund Shareholder:

     On June 30, 2007 the net asset value of the Investor Class of the FAM Value Fund was $53.34. This is an increase of $3.69, or +7.43%, from the beginning of the year. By comparison, the S&P 500 Index increased 6.96% and the Russell 2000 Index was up 6.45%.


First Half of 2007 in Review

     The American economy slowed in the early part of 2007 posting growth of less than 1% in the first quarter. The housing industry continues to weaken with declines in both the number of homes sold and prices. In addition, energy prices remain at elevated levels. Oil sells for $70 a barrel, over double the price from four years ago.

     Despite these headwinds it has been a good year to date for equity investors. All of the major stock indexes are up for the year. One of the trends helping stock prices is mergers and acquisitions. Mergers help increase stock prices because when a company buys another company it must pay a premium over the current stock price. This premium is usually 20%-50% above the market price. As a result, a large number of mergers will be good for stock prices.


Portfolio Activity

     We have experienced some merger activity in the Fund with three companies leaving the Value Fund portfolio as the result of acquisitions. We sold our entire positions in Florida Rock, Kronos, and OSI Restaurants as they were taken over by other companies. In non-merger activity, we also sold our entire positions in CSS Industries and Ethan Allen.

     We have made relatively few purchases, but did add a new stock to the Fund in March, American Express. We originally purchased American Express in 1994 and sold our position at a significant gain in 2000. In March of this year we repurchased the stock as it was declining due to fears about the subprime mortgage market.


Performance Detail

Given the increase in the stock market, most of our stocks performed well with 75% of our holdings up for the first six months of this year.


Best Performers

     Once again our construction materials stocks led the pack. Our best performer was Martin Marietta Materials (57%) and our third best performer was Vulcan Materials (29%). During the first six months of this year, these two stocks accounted for combined gains of over $21 million. A third company in this industry, Florida Rock (57%), generated an additional $4.3 million prior to the Value Fund selling this security. This brings the total gain from construction materials to over $25 million. A continued scarcity of materials and high transportation costs has created excellent pricing power for these companies. The ability to increase prices for their products has led to strong earnings growth for Martin and Vulcan.

FAM Value Fund                                                           [LOGO}

As noted, Vulcan Materials has reached an agreement to purchase Florida Rock. This will give Vulcan access to valuable mineral reserves in the fast-growing state of Florida. While sales in Florida are very weak today, we believe that this will be a good acquisition over the long-term.

     Our second best performer was Kaydon Corporation (32%) with a $9.1 million gain. The company recently announced the election of a new CEO -- James O'Leary. Jim has a successful background in manufacturing and we are anxious to see him applying his skill at Kaydon. In addition, the company is a supplier to the wind power industry. As our country searches for an alternative to oil, the wind turbine business should continue to grow nicely.

     A final category of strong performers was technology stocks. We had a total of $12 million in gains from two technology companies that were purchased by private equity groups. The first company is Kronos (50%) which makes software to track employee time and attendance for businesses. Kronos was purchased for $55 a share by Hellman & Friedman Capital Partners VI LP, less than one year after we were buying the stock at around $30. The second company is CDW Corporation (21%) which is being purchased by the private equity firm Madison Dearborn for $87.75 a share. We expect this deal to close by year-end.


Worst Performers

     Our worst performer was our second largest holding, Brown & Brown (-10%), which generated a loss of $5.7 million. Brown & Brown is an insurance broker with headquarters in Daytona Beach, Florida. It is an extremely well-managed company that has grown its earnings per share at a double digit rate for 14 consecutive years. That streak may end in 2007 as the company is experiencing a very difficult environment in its home state. The new governor of Florida has made significant changes to the state's insurance laws. Management at Brown & Brown needs some time to digest these changes and develop a strategy to deal with them. We are confident that once they do this the company will be back on a growth track.

     The second worst performer was Liz Claiborne (-14%) with a loss of $4 million. The company has a new CEO and is going through a major restructuring of its business. Historically, Liz Claiborne has sold its clothing through the major department stores. This has been a successful strategy; however, as department stores have consolidated, this approach has been less profitable. The company is trying to make the transition to a direct retailer. We are not sure about the future success of this strategy and have reduced our position in this stock.

     As a group, our bank holdings generated a loss of $4.7 million. Two of our three bank stocks are down year-to-date. Banking continues to be a very difficult business given the interest rate environment. We still believe that we own high quality banks that have excellent management and low exposure to the credit problems of subprime mortgages. When the interest rate outlook improves we expect these banks to resume their earnings growth.

FAM Value Fund                                                           [LOGO]


Our Investment Philosophy

     We try to avoid making predictions about the economy or the stock market. The experience of the last 12 months is a good lesson on how difficult it is to make forecasts. Last summer the market, and your Fund, experienced a temporary decline in price. The reason for this decline was fear about a recession in the United States. In fact, there has been quite a bit of bad news since last summer. The housing market has continued to worsen -- home sales, home prices, and new construction are all declining and a number of mortgage lenders have gone bankrupt. In addition, energy costs remain high with gas selling for well over $3.00 a gallon in our home state of New York. There have been many pressures on the economy and consumer spending, so the logical conclusion would be that the stock market has performed poorly. Well, the opposite is true as the stock market has reached new highs. The point is this -- if you had predicted these negative events correctly and stayed out of the stock market, you would have missed a very good twelve-month return! Instead of declining, the stock market ran to new record levels. This period of time shows the difficulty of predicting the market.

     This is why we continue to focus on individual businesses and not the market. We believe that a stock certificate is not just a piece of paper. A stock certificate gives you ownership in a business. Therefore, the most important part of investing is understanding the business that you own. We look for four key characteristics in every investment that we make on your behalf.The four items are:

     1)   An understandable business with a strong competitive position.

     2) Financial strength exhibited by cash flow, low debt, and high return on capital.

     3)   Honest and capable management.

     4)   A low price relative to the company's value, a margin of safety.

     Our strategy is to hold a relatively small number (less than 50) of superior businesses that we have been able to purchase at attractive prices. Our desire is to hold these investments for at least five years. During this time the value of the company grows and that value is normally reflected in an increased stock price.


Capital Gains

     As of June 30, 2007 the Fund has a net realized capital gain of approximately $2.00 per share. Of this amount, 44 cents will be a short-term gain resulting from the sale of Kronos. We began purchasing Kronos last summer during the stock market decline. We were surprised that just six months after we purchased the stock a private equity company was willing to buy it at a substantial premium. The Fund's actual capital gain distribution will be determined and paid in December.

FAM Value Fund                                                           [LOGO]


Long-Term Returns

     Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


                         Average Annual Total Returns as of June 30, 2007


                           1-Year       3-Year         5-Year         10-Year        Life of Fund*

FAM Value Fund
  (Investor Shares)        16.73%       10.55%         10.94%         11.22%           12.42%
  (Advisor Shares)         15.95%        9.67%           N/A            N/A            12.15%
S&P 500 Index              20.59%       11.69%         10.70%          7.13%           11.85%
Russell 2000 Index         16.43%       13.45%         13.88%          9.06%           9.28%


*FAM Value Fund Investor Shares were launched on January 2, 1987.
 FAM Value Fund Advisor Shares were launched on July 1, 2003.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Thank you for your trust and confidence in us.

Sincerely,




/s/ John D. Fox                    /s/ Thomas O. Putnam

John D. Fox, CFA                   Thomas O. Putnam
Co-Manager                         Co-Manager

FAM Value Fund -- Portfolio Data (Unaudited)                             [LOGO]

As of June 30, 2007


COMPOSITION OF TOTAL INVESTMENTS

Property & Casualty Insurance       13.3%
Machinery & Equipment                8.3%
Temporary Investments                8.0%
Banking                              6.0%
Retail Stores                        5.6%
Construction Materials               5.0%
Healthcare Services                  4.8%
Insurance Agency                     4.5%
Wholesale Distribution               4.3%
Investment Management                3.9%
Transportation                       3.5%
Publishing                           3.1%
Diversified Manufacturing            2.8%
Media                                2.6%
Restaurants                          2.6%
Recreation & Entertainment           2.6%
Electronic Equipment                 2.5%
Home Furnishings                     2.4%
Real Estate Development              2.4%
Registered Investment Company        2.2%
Life Insurance                       2.2%
Other                                7.4%


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data (Unaudited)                               [LOGO]

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and
(2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2006 to 6/30/2007).


Actual Expenses

     Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

     Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data (Unaudited)                               [LOGO]


                       SIX MONTHS ENDED JUNE 30, 2007


                                                   Beginning          Ending          Expenses
                                                 Account Value     Account Value        Paid
                                                  12/31/2006         6/30/2007      During Period

   Ongoing Costs Based on Actual Fund Return

A. Investor Share Class                           $1,000.00          $1,074.30         $ 6.07*
B. Advisor Share Class                            $1,000.00          $1,069.50         $11.19**

   Ongoing Costs Based on Hypothetical
   5% Yearly Return
C. Investor Share Class                           $1,000.00          $1,019.15         $ 5.91*
D. Advisor Share Class                            $1,000.00          $1,014.19         $10.89**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.18%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.18%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

FAM Value Fund -- Statement of Investments                               [LOGO]


June 30, 2007 (Unaudited)

                                                         SHARES           VALUE


COMMON STOCKS (92.0%)


Automotive (1.5%)

CarMax, Inc.*
o specialty retailer of used cars and
  light-trucks in the United States                     600,000  $   15,300,000


Banking (6.0%)

M&T Bank Corporation
o bank holding company that provides
  commercial and retail banking services
  to individuals, businesses, corporations
  and institutions in the Northeast                     193,000      20,631,700

TCF Financial Corp.
o holding company that offers various banking
  services throughout the United States                 796,000      22,128,800

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in northern
  and central California                                436,100      19,293,064

                                                                     62,053,564


Construction Materials (5.0%)

Martin Marietta Materials
o produces aggregates for the
  construction industry                                 163,443      26,481,035

Vulcan Materials Company
o produces, distributes and sells construction
  aggregates and industrial and specialty chemicals     227,065      26,008,025

                                                                     52,489,060


Diversified Manufacturing (2.8%)

General Electric Company
o diversified industrial manufacturer                   763,875      29,241,135


Electronic Equipment (2.5%)

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                       39,200         882,392

Zebra Technologies Corp.*
o designs, manufactures and supports bar code
  label printers                                        638,502      24,735,567

                                                                     25,617,959


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]


June 30, 2007 (Unaudited)

                                                         SHARES           VALUE


Financial Services (1.0%)

American Express
o operates as a payments, network, and
  travel company worldwide as well as
  offers individual consumer credit cards               177,000  $   10,828,860


Health Care Services (4.8%)

Amsurg Corp.*
o develops, acquires and operates practice-based
  ambulatory surgery centers in partnership with
  physician practice groups in the U.S.                 696,150      16,805,061

Lincare Holdings*
o provides respiratory therapy services
  to patients in the home                               565,000      22,515,250

Pediatrix Medical Group, Inc.*
o healthcare services company focused on
  physician services for newborn, maternal-fetal
  and other pediatric subspecialty care                 200,000      11,030,000

                                                                     50,350,311


Home Furnishings (2.4%)

Mohawk Industries, Inc.*
o produces floor covering products for
  residential and commercial applications               248,100      25,005,999


Insurance Agency (4.5%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                      1,879,696      47,255,557


Investment Management (3.9%)

Federated Investors, Inc.
o provides investment management products
  and services primarily to mutual funds              1,050,000      40,246,500


Life Insurance (2.2%)

Protective Life Corporation
o individual and group life/health insurance
  and guaranteed investment contracts                   471,400      22,537,634


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]


June 30, 2007 (Unaudited)

                                                         SHARES           VALUE


Machinery & Equipment (8.3%)

Donaldson Company, Inc.
o  designs, manufactures and sells
   filtration systems and replacement parts             311,200    $ 11,063,160

Graco Inc.
o  supplies systems and equipment for the
   management of fluids in industrial,commercial
   and vehicle lubrication applications                 261,550      10,535,234

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                         771,750      29,743,245

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                             680,750      35,480,690

                                                                     86,822,329


Media (2.6%)

Meredith Corporation
o magazine publishing and tv broadcasting               447,450      27,562,920


Pharmaceuticals (1.2%)

Barr Pharmaceuticals*
o specialty pharmaceutical company that
  develops, manufactures and markets both
  generic and pharmaceutical products                   250,000      12,557,500


Property and Casualty Insurance (13.3%)

Berkshire Hathaway Inc.*
o holding company for various insurance
  and industrial companies                                  395      43,242,625

Markel Corporation*
o sells specialty insurance products                     61,850      29,970,036

White Mountains Ins. Grp., Ltd.
o  personal property and casualty, and reinsurance      108,275      65,616,816

                                                                    138,829,477


Publishing (3.1%)

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                        661,700      31,953,493


Real Estate Development (2.4%)

Forest City Enterprises
o ownership, development, management and
  acquisition of commercial and residential
  real estate properties                                400,000      24,592,000


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]


June 30, 2007 (Unaudited)

                                                         SHARES           VALUE


Real Estate Investment Trust (1.2%)

Plum Creek Timber Co. Inc.
o operates as a real estate investment trust
  (REIT) that owns and manages timber lands
  in the United States                                  300,000  $   12,498,000


Recreation and Entertainment (2.6%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                     515,688      27,181,914


Recreation Vehicles (1.6%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel             559,000      16,501,680


Registered Investment Company (2.2%)

Allied Capital Corp
o venture capital corporation for entrepreneurs
  and management                                        736,391      22,798,665


Restaurants (2.6%)

YUM! Brands, Inc.
o quick service restaurants including KFC,
  Pizza Hut and Taco Bell                               833,600      27,275,392


Retail Apparel (0.9%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                             254,250       9,483,525


Retail Stores (5.6%)

Bed Bath & Beyond, Inc.*
o national chain of retail stores selling domestic
  merchandise such as bed linens, bath items,
  kitchen textiles and home furnishings                 613,000      22,061,870

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                               921,422      28,379,798

Whole Foods Market, Inc.
o national grocery store selling organic
  and natural products                                  200,000       7,660,000

                                                                     58,101,668


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                     [LOGO]


June 30, 2007 (Unaudited)

                                                         SHARES           VALUE


Transportation (3.5%)

Forward Air Corporation
o provides surface transportation and
  related logistics services to the deferred
  air freight market in North America                   439,233  $   14,973,453

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                              1,333,333      21,733,328

                                                                     36,706,781


Wholesale Distribution (4.3%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services          402,900      34,234,413

SCP Pool Corp.
o wholesale distributor of swimming pool supplies       275,950      10,770,329

                                                                     45,004,742

Total Common Stocks (Cost $553,761,256)                          $  958,796,665



TEMPORARY INVESTMENTS (8.0%)


Money Market Fund (2.3%)

First American Treasury Fund                         23,927,317      23,927,317


U.S. Government Obligations (5.7%)                   PRINCIPAL

U.S. Treasury Bill, 4.5%,
  with maturity to 8/16/07                          $60,000,000      59,659,600

Total Temporary Investments (Cost $83,586,917)                   $   83,586,917

Total Investments (Cost $637,348,173) (100%)                     $1,042,383,582


*Non-income producing securities.


                     See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

June 30, 2007 (Unaudited)


                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $637,348,173)            $1,042,383,582
Cash                                                                    242,614
Dividends and interest receivable                                       551,988
Receivable for investment securities sold                            10,053,446

        Total Assets                                              1,053,231,630


Liabilities
Accrued investment advisory fees                                        873,812
Accrued shareholder servicing and administrative fee                    101,159
Accrued expenses                                                        164,687

        Total Liabilities                                             1,139,658


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest             $  603,553,443
Undistributed net investment income                                   4,163,904
Accumulated net realized gain                                        39,339,216
Net unrealized appreciation                                         405,035,409

        Net Assets                                               $1,052,091,972


Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $1,042,962,636 and 19,551,953 shares outstanding                      $53.34
  Advisor Class Shares -- based on net assets of
   $9,129,336 and 174,513 shares outstanding                             $52.31


                     See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

Six Months Ended June 30, 2007 (Unaudited)


                           STATEMENT OF OPERATIONS

INVESTMENT INCOME


 Income
   Dividends                                                        $ 8,013,705
   Interest                                                           1,949,147

        Total Investment Income                                       9,962,852


Expenses
   Investment advisory fee (Note 2)                                   5,246,418
   Administrative fee (Note 2)                                          378,205
   Shareholder servicing and related expenses (Note 2)                  231,416
   Printing and mailing                                                 118,400
   Professional fees                                                     59,960
   Registration fees                                                     26,159
   Custodial fees                                                        57,587
   Trustees and Officers                                                 44,880
   Distribution and service fees                                             --
     Advisor Class Shares (Note 2)                                       44,441
   Other                                                                 73,517

        Total Expenses                                                6,280,983
        Less: Investment advisory fee waived (Note 2)                   (14,427)

        Net Expenses                                                  6,266,556

          Net Investment Income                                       3,696,296


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                  39,791,958
   Unrealized appreciation of investments                            32,373,304

          Net Gain on Investments                                    72,165,262


NET INCREASE IN NET ASSETS FROM OPERATIONS                          $75,861,558


                     See Notes to Financial Statements.

FAM Value Fund                                                           [LOGO]

Six Months Ended June 30, 2007 (Unaudited) and Year Ended December 31, 2006


                     STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months       Year Ended
                                                  Ended June 30,    December 31,
                                                      2007             2006


CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                          $    3,696,296  $    5,127,249
  Net realized gain on investments                   39,791,958      45,384,718
  Realized gain distributions                                --         909,443
  Unrealized appreciation
   of investments                                    32,373,304      35,687,415

  Net Increase in Net Assets
   From Operations                                   75,861,558      87,108,825


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                           --      (6,249,474)
    Advisor Class                                            --              --
  Net realized gain on investments
    Investor Class                                           --     (44,788,894)
    Advisor Class                                            --        (373,060)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                       (74,436,333)    (82,391,608)

  Total Increase (Decrease) in Net Assets             1,425,225     (46,694,211)


NET ASSETS:
  Beginning of period                             1,050,666,747   1,097,360,958

  End of period                                  $1,052,091,972  $1,050,666,747


                     See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements (Unaudited)              [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

     FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)   Valuation of Securities

     Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liablities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates


d)   Other

     Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts

FAM Value Fund -- Notes to Financial Statements (Unaudited)              [LOGO]

     of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)   New Accounting Pronouncements

     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2007 to 0.95% of the Fund's average daily net assets in excess of $1 billion. For the period ended June 30, 2007, the Advisor waived $14,427 as a result of this investment advisory fee limitation agreement. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

     The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2007 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2007.

FAM Value Fund -- Notes to Financial Statements (Unaudited)              [LOGO]

     FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2007, shareholder servicing agent fees paid to FSS amounted to $231,416. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter. For the period ended June 30, 2007, Fund administrative fees amounted to $378,205.

     Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3.Shares of Beneficial Interest

     At June 30, 2007 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2007, redemption fees amounted to $300 and were credited to paid in capital. Transactions were as follows:



                              SIX MONTHS ENDED 6/30/07           YEAR ENDED 12/31/06

                               Shares         Amount           Shares           Amount

Shares sold
   Investor Class             755,544      $  38,974,936     2,279,435      $ 112,324,360
   Advisor Class                9,756            487,826        26,575          1,290,049
Shares issued on
 reinvestment of
 dividends
   Investor Class                  --                 --       983,049         49,044,308
   Advisor Class                   --                 --         6,976            350,132
Shares redeemed
   Investor Class          (2,194,303)      (113,440,981)   (4,969,229)      (244,031,112)
   Advisor Class               (8,885)          (458,114)      (28,628)        (1,369,345)

Net Increase (Decrease)
 from Investor Class
 Share Transactions        (1,438,759)     $ (74,466,045)   (1,706,745)     $ (82,662,444)

Net Increase from
 Advisor Class Share              871      $      29,712         4,923      $     270,836
 Transactions


FAM Value Fund -- Notes to Financial Statements (Unaudited)    [LOGO]


Note 4. Investment Transactions

     During the period ended June 30, 2007, purchases and sales of investment securities, other than short-term obligations were $36,056,798 and $108,383,230. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

     The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

          Unrealized appreciation          $410,016,744
          Unrealized depreciation            (4,981,335)

            Net unrealized appreciation    $405,035,409


Note 5. Line of Credit

     FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2007 when any advances are to be repaid. During the period ended June 30, 2007 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

     In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                          [LOGO]


Note 7. Financial Highlights


                   FAM VALUE FUND -- INVESTOR CLASS SHARES


                                     Six Months
                                    Ended June 30,
                                     (Unaudited)                     Years Ended December 31,

Per share information
(For a share outstanding
throughout the period)                   2007            2006         2005        2004        2003       2002

Net asset value,
 beginning of period               $    49.65      $    48.00   $    46.65    $  41.15    $  33.69   $  36.17

Income from investment
operations:
  Net investment income+                 0.18            0.24         0.39        0.09        0.10       0.11
  Net realized and unrealized
   gain (loss) on investments            3.51            3.96         2.20        6.84        8.32      (2.04)

  Total from investment
   operations                            3.69            4.20         2.59        6.93        8.42      (1.93)

Less distributions:
  Dividends from net
   investment income                       --           (0.31)       (0.37)      (0.07)      (0.09)     (0.11)
  Distributions from net
   realized gains                          --           (2.24)       (0.87)      (1.36)      (0.87)     (0.44)

  Total distributions                      --           (2.55)       (1.24)      (1.43)      (0.96)     (0.55)

Change in net asset value
 for the period                          3.69            1.65         1.35        5.50        7.46      (2.48)

Net asset value, end of period     $    53.34      $    49.65   $    48.00    $  46.65    $  41.15   $  33.69

Total Return                             7.43%*          8.73%        5.56%      16.86%      24.98%     (5.33)%


Ratios/supplemental data
Net assets, end of period (000)    $1,042,963      $1,042,174   $1,089,369    $915,742    $578,579   $469,277

Ratios to average net assets of:
  Expenses                               1.18%**         1.18%        1.18%       1.20%       1.24%      1.21%
  Net investment income                  0.71%**         0.49%        0.82%       0.20%       0.26%      0.30%
Portfolio turnover rate                  3.71%          17.53%       14.25%      10.29%       9.43%     17.51%


 +Based on average shares outstanding.

 *Not Annualized

**Annualized

FAM Value Fund -- Notes to Financial Statements                          [LOGO]


                    FAM VALUE FUND -- ADVISOR CLASS SHARES


                                           Six Months
                                          Ended June 30,                                       Period Ended
                                           (Unaudited)          Years Ended December 31,       December 31,

Per share information
(For a share outstanding
throughout the period)                         2007            2006       2005      2004          2003+

Net asset value, beginning of period         $48.91          $47.37     $46.11    $40.96        $37.10

Income from investment operations:
  Net investment income (loss)++              (0.07)          (0.25)     (0.09)    (0.35)         0.00
  Net realized and unrealized
   gain on investments                         3.47            4.03       2.22      6.86          4.82

  Total from investment operations             3.40            3.78       2.13      6.51          4.82

Less distributions:
  Dividends from net investment income           --              --         --        --         (0.09)
  Distributions from net realized gains          --           (2.24)     (0.87)    (1.36)        (0.87)

  Total distributions                            --           (2.24)     (0.87)    (1.36)        (0.96)

Change in net asset value
 for the period                                3.40            1.54       1.26      5.15          3.86

Net asset value, end of period               $52.31          $48.91     $47.37    $46.11        $40.96

Total Return                                   6.95%*          7.96%      4.62%    15.91%        12.99%*


Ratios/supplemental data
Net assets, end of period (000)              $9,129          $8,494     $7,992    $5,479        $1,562

Ratios to average net assets of:
  Expenses                                     2.18%**         2.18%      2.18%     2.20%         2.25%**
  Net investment income (loss)                (0.29)%**       (0.51)%    (0.19)%   (0.80)%       (0.02)%**
Portfolio turnover rate                        3.71%          17.53%     14.25%    10.29%         9.43%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Equity-Income Fund                                                   [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

     One year ago we reported that we were disappointed with the initial six months of 2006. Today, we are happy to report that the Fund was off to a great start for the first half of 2007 and the past 12 months have been very pleasing. The Investor Class Shares of the Fund are up 10.10% since January 1, which compares favorably to the S&P 500 Index which increased 6.96%, and the Russell 2000 Index up 6.45%.

     We believe we are in a favorable environment for many of our investments. The global economy continues to grow; the U.S. consumer is still spending money despite higher gas prices, and interest rates remain near historically low levels. We also see a rising standard of living around the world which increases the demand for goods and services. All of these factors are bullish for stocks. Not to paint too rosy a picture, there are always things to be concerned about such as the liquidity bubble, subprime mortgages, the trade deficit, and how the Federal Reserve will fight inflation. We won't go into detail on these concerns since newspapers do a fine job of keeping these issues at the forefront. We do believe, however, that the economy is more resilient to these issues than many people give it credit. As the saying goes on Wall Street, "A bull market climbs a wall of worry." This saying has never been truer than it is today.


Portfolio Actions

     The Fund has benefited in the short-term from some of our companies being acquired by other entities. Florida Rock is being acquired by Vulcan Materials, which is also a current holding in the Fund. Additionally, CDW Corp. is being acquired by the private equity shop of Madison Dearborn Partners. We view the CDW deal as bittersweet. It is nice to get the short-term pop in the stock price; however in the case of CDW, we are losing a company that we believe could have compounded at greater than 10% per year for the next several years. When one of our great companies is acquired we must find a suitable replacement, which is always easier said than done.


Dividends and Stock Buyback Programs

     One distinguishing characteristic of the FAM Equity-Income Fund over many other equity income funds is that every company pays a dividend. Furthermore, out of the 29 companies in the Fund, 21 have raised their dividend over the last 12 months. We like companies that generate larger amounts of cash each year and in turn increase the amount they pay shareholders. The only thing better than a growing dividend is a special dividend, which is a one-time dividend paid to shareholders over and above the regular quarterly dividend. These special dividends tend to be much larger than ordinary dividends. This year Heartland Express paid a special dividend of $2.00 per share, in addition to their regular quarterly dividend of $0.20 per share. We give the management of Heartland high marks for their capital allocation. It is unusual to find a management team that will return cash to shareholders rather than spending it foolishly.

FAM Equity-Income Fund                                                   [LOGO]

     Another way companies increase the value of their shares is through stock buyback programs. Companies with excess cash will buy shares in the open market and retire them. Over time, the outstanding share count decreases, which boosts the earnings growth of the company. Over the past 12 months, 21 of the 29 companies in the Fund have bought back shares and reduced their shares outstanding. You may be thinking, "How many companies both increased their dividend and bought back enough stock to reduce the shares outstanding?" The answer is 14 of 29, or roughly 50% of the companies in the Fund both increased their dividend and bought back stock. As you may have guessed, this group of companies performed better than the overall average for the last six months.


Best and Worst Performers

     Martin Marietta Materials (+55.9%) added $2.5 million to the portfolio during the first half of the year and grew it's earnings by 14% within the 1st quarter. What was even more significant was that crushed rock volume was down in the quarter, but pricing increased to more than offset the decline in volume. The company also provided bullish guidance for the remainder of the year and the stock has rallied on takeover speculation.

     John Wiley & Son (+25.5%), a publishing company, contributed $1.65 million to the Fund. During the first half of the year the company completed the acquisition of Blackwell, Ltd. This acquisition significantly grows their Scientific, Technical and Medical Journal business which is their most profitable segment. Furthermore, Wiley has been a very stable company. The management team has grown the company methodically and supplemented organic growth with some home run acquisitions along the way. This year Wiley celebrates its 200th year in business.

     Westamerica Bancorp (-12.6%) detracted from performance by $0.75 million. We are in an unfavorable environment for banks because the spread between short- and long-term interest rates is too narrow. This means that banks don't earn much money on the loans they make. Some banks try to compensate for the narrow spread by increasing the volume of loans. This sounds like a good idea until credit quality deteriorates which then eats into earnings as the bank increases its reserve. Westamerica is different. They are very disciplined and are waiting for a better environment before they grow their loan portfolio. We think the bank is conservatively managed and we have seen this environment before. Eventually the yield curve will steepen and banks will be able to make adequate profits on lending money; when the environment changes, we expect the bank to do very well.

     Winnebago (-10.3%) declined by $0.68 million in value. The RV industry remains weak as interest rates have risen. Orders in the most recent quarter were up 45% which may be a sign that the industry is coming out of a cyclical trough. The balance sheet at Winnebago is impeccable, and we believe the management is top rate. More recently the company has been buying back stock at prices that we feel are below intrinsic value. We feel Winnebago will be one of the winners when the industry turn comes.

FAM Equity-Income Fund                                                   [LOGO]


Outlook

     Overall, we think the portfolio looks well positioned. We are happy to own this collection of wonderful businesses. Many of the companies in the Fund are performing well. Some others are not performing as well due to external market factors; we look at these companies as providing future returns for the Fund as their environment improves.

     As always we continue to work diligently on your behalf. We are spending a lot of time on the road visiting the companies in the Fund. Seeing first hand all the good things happening at these companies as well as the enthusiasm of the management teams gives us great confidence in their futures.

     We look forward to updating you at year end.


Sincerely,

/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager




/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary (Unaudited)                [LOGO]


                         Average Annual Total Returns as of June 30, 2007


                            1-Year       3-Year         5-Year         10-Year        Life of Fund*

FAM Equity-Income Fund
  (Investor Shares)         18.33%       10.70%          9.85%          10.13%            11.06%
  (Advisor Shares)          17.55%        9.77%           N/A             N/A             10.82%
S&P 500 Index               20.59%       11.69%         10.70%           7.13%             9.58%
Russell 2000 Index          16.43%       13.45%         13.88%           9.06%            10.02%


*FAM Equity-Income Fund Investor Shares were launched on April 1, 1996.
 FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data (Unaudited)                     [LOGO]

As of June 30, 2007


COMPOSITION OF TOTAL INVESTMENTS

Publishing                         10.8%
Machinery & Equipment              10.0%
Construction Materials              8.6%
Banking                             8.1%
Investment Management               7.3%
Wholesale Distribution              5.9%
Property and Casualty Insurance     5.3%
Commercial Services                 5.1%
Transportation                      5.1%
Retail Stores                       4.6%
Registered Investment Company       4.3%
Recreation Vehicles                 4.2%
Temporary Investments               3.9%
Insurance Agency                    3.4%
Life Insurance                      3.0%
Diversified Manufacturing           2.8%
Financial Services                  2.2%
Media                               2.1%
Other                               3.3%


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data (Unaudited)                       [LOGO]

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and
(2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2006 to 6/30/2007).


Actual Expenses

     Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

     Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data Unaudited                         [LOGO]


                       SIX MONTHS ENDED JUNE 30, 2007


                                                  Beginning          Ending           Expenses
                                                Account Value     Account Value         Paid
                                                 12/31/2006         6/30/2007       During Period

    Ongoing Costs Based on Actual Fund Return
A.  Investor Share Class                         $1,000.00          $1,101.00         $ 6.88*
B.  Advisor Share Class                          $1,000.00          $1,096.80         $12.06**

    Ongoing Costs Based on Hypothetical
    5% Yearly Return
C.  Investor Share Class                         $1,000.00          $1,018.45         $ 6.61*
D.  Advisor Share Class                          $1,000.00          $1,013.50         $11.58**



 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.32%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.32%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

FAM Equity-Income Fund -- Statement of Investments                       [LOGO]

June 30, 2007 (Unaudited)


                                                         SHARES           VALUE

COMMON STOCKS (96.1%)


Banking (8.1%)

TCF Financial Corp.
o holding company that offers various banking
  services throughout the United States                 223,000    $  6,199,400

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in northern
  and central California                                118,000       5,220,320

                                                                     11,419,720


Commercial Services (5.1%)

McGrath RentCorp
o modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing           213,600       7,196,184


Construction Materials (8.6%)

Florida Rock Industries
o produces aggregates for the construction industry      21,500       1,451,250

Martin Marietta Materials
o produces aggregates for the construction industry      40,200       6,513,204

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals       36,200       4,146,348

                                                                     12,110,802


Diversified Manufacturing (2.8%)

General Electric Company
o diversified industrial manufacturer                   104,221       3,989,580


Electronic Equipment (0.7%)

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                       45,700       1,028,707


Financial Services (2.2%)

American Express
o operates as a payments, network, and
  travel company worldwide as well as
  offers individual consumer credit cards                50,500       3,089,590


Insurance Agency (3.4%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                        191,200       4,806,768


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued             [LOGO]

June 30, 2007 (Unaudited)


                                                         SHARES           VALUE

Investment Management (7.3%)

Federated Investors
o provides investment management products
  and services primarily to mutual funds                180,700    $  6,926,231

Franklin Resources, Inc.
o provides investment management and
  fund administration services as well as
  retail-banking and consumer lending services           25,000       3,311,750

                                                                     10,237,981


Life Insurance (3.0%)

Protective Life Corporation
o individual and group life/health insurance and
  guaranteed investment contracts                        88,219       4,217,750


Machinery & Equipment (10.0%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts               88,800       3,156,840

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                         150,205       5,788,901

Kaydon Corporation
o custom-engineers products including
  bearings, filters, and piston rings                   100,000       5,212,000

                                                                     14,157,741


Media (2.1%)

Meredith Corporation
o magazine publishing and tv broadcasting                48,573       2,992,097


Property and Casualty Insurance (5.3%)

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance        12,375       7,499,498


Publishing (10.8%)

Courier Corporation
o manufactures and publishes specialty books,
  including Dover Publications                          189,850       7,594,000

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                        157,650       7,612,919

                                                                     15,206,919


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued             [LOGO]

June 30, 2007 (Unaudited)


                                                         SHARES           VALUE

Recreation and Entertainment (1.0%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                      25,800     $ 1,359,918


Recreation Vehicles (4.2%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel             202,500       5,977,800


Registered Investment Company (4.3%)

Allied Capital Corp.
o venture capital corporation for entrepreneurs
  and management                                        193,714       5,997,385


Retail Apparel (0.6%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                              23,074         860,660


Retail Stores (4.6%)

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                               211,641       6,518,543


Transportation (5.1%)

Forward Air Corporation
o provides surface transportation and related
  logistics services to the deferred air
  freight market in North America                        90,000       3,068,100

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                                250,533       4,083,687

                                                                      7,151,787


Travel (1.0%)

Ambassadors Group Inc.
o educational travel company that organizes
  and promotes international and domestic
  programs for students, athletes, and professionals     39,791       1,413,774


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued             [LOGO]

June 30, 2007 (Unaudited)


                                                         SHARES           VALUE

Wholesale Distribution (5.9%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services           97,100    $  8,250,587

Total Common Stocks (Cost $88,466,588)                             $135,483,791



TEMPORARY INVESTMENTS (3.9%)


Money Market Fund (3.9%)

First American Treasury Fund                          5,535,764    $  5,535,764

Total Temporary Investments (Cost $5,535,764)                      $  5,535,764

Total Investments (Cost $94,002,352) (100%)                        $141,019,555


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                   [LOGO]

June 30, 2007 (Unaudited)


                     STATEMENT OF ASSETS AND LIABILITIES


Assets

Investment in securities at value (Cost $94,002,352)               $141,019,555
Cash                                                                     70,235
Dividends and interest receivable                                        97,549
Receivable for investment securities sold                               211,322

        Total Assets                                                141,398,661


Liabilities
Accrued investment advisory fee                                         116,647
Accrued shareholder servicing and administrative fees                    14,195
Accrued expenses                                                         57,629

        Total Liabilities                                               188,471


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest               $ 89,639,246
Undistributed net investment income                                     144,487
Accumulated net realized gain                                         4,409,254
Net unrealized appreciation                                          47,017,203

        Net Assets                                                 $141,210,190


Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $137,134,822 and 5,793,919 shares outstanding                         $23.67
  Advisor Class Shares -- based on net assets of
   $4,075,368 and 173,699 shares outstanding                             $23.46


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                   [LOGO]

Six Months Ended June 30, 2007 (Unaudited)


                           STATEMENT OF OPERATIONS


INVESTMENT INCOME


 Income
   Dividends                                                        $ 1,494,346
   Interest                                                             181,147

        Total Investment Income                                       1,675,493


Expenses
   Investment advisory fee (Note 2)                                     701,593
   Administrative fee (Note 2)                                           52,619
   Shareholder servicing and related expenses (Note 2)                   33,684
   Printing and mailing                                                  31,029
   Professional fees                                                      6,983
   Registration fees                                                     21,672
   Custodial fees                                                         9,182
   Trustees and Officers                                                 44,880
   Distribution and service fees --
     Advisor Class Shares (Note 2)                                       19,756
   Other                                                                 28,750

        Total Expenses                                                  950,148

          Net Investment Income                                         725,345


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                   4,526,704
   Unrealized appreciation of investments                             8,369,377

          Net Gain on Investments                                    12,896,081


NET INCREASE IN NET ASSETS FROM OPERATIONS                          $13,621,426


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                   [LOGO]

Six Months Ended June 30, 2007 (Unaudited) and Year Ended December 31, 2006


                      STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months        Year Ended
                                              Ended June 30,     December 31,
                                                  2007               2006

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                       $    725,345      $    841,386
  Net realized gain on investments               4,526,704         7,917,576
  Realized gain distributions                           --           239,237
  Unrealized appreciation (depreciation)
   of investments                                8,369,377          (236,594)

  Net Increase in Net Assets
   From Operations                              13,621,426         8,761,605


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                (703,866)       (1,078,611)
    Advisor Class                                       --                --
  Net realized gain on investments
    Investor Class                                      --        (7,253,566)
    Advisor Class                                       --          (203,602)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                  (18,173,869)      (35,899,942)

  Total Decrease in Net Assets                  (5,256,309)      (35,674,116)


NET ASSETS:
  Beginning of period                          146,466,499       182,140,615

  End of period                               $141,210,190      $146,466,499


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)      [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

     FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)   Valuation of Securities

     Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)   Other

     Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)      [LOGO]

     and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)   New Accounting

     Pronouncements In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

     Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2007 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2007. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

     The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ended June 30, 2007 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2007.

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)      [LOGO]

     FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2007, shareholder servicing agent fees paid to FSS amounted to $33,684. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter. For the period ended June 30, 2007, Fund administrative fees amounted to $52,619.

     Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3.

     Shares of Beneficial Interest At June 30, 2007 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2007, redemption fees amounted to $119 and were credited to paid in capital. Transactions were as follows:



                                    SIX MONTHS ENDED 6/30/07          YEAR ENDED 12/31/06

                                      Shares       Amount           Shares          Amount

Shares sold
   Investor Class                    245,407   $  5,509,967         993,318      $ 21,825,426
   Advisor Class                       2,134         46,851          27,694           607,640
Shares issued on
 reinvestment of distributions
   Investor Class                     27,698        651,056         359,368         7,845,239
   Advisor Class                          --             --           9,114           197,271
Shares redeemed
   Investor Class                 (1,075,646)   (24,121,303)     (3,013,950)      (65,143,264)
   Advisor Class                     (11,746)      (260,440)        (59,776)       (1,232,254)

Net Decrease from Investor Class
 Share Transactions                 (802,541)  $(17,960,280)     (1,661,264)     $(35,472,599)

Net Decrease from Advisor Class
 Share Transactions                   (9,612)  $   (213,589)        (22,968)     $   (427,343)


FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)      [LOGO]


Note 4. Investment Transactions

     During the period ended June 30, 2007, purchases and sales of investment securities, other than short-term obligations were $7,437,356 and $20,995,584. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

     The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

          Unrealized appreciation            $47,915,966
          Unrealized depreciation               (898,763)

            Net unrealized appreciation      $47,017,203


Note 5. Line of Credit

     FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2007 when any advances are to be repaid. During the period ended June 30, 2007 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

     In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements                  [LOGO]


Note 7. Financial Highlights


               FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                     Six Months
                                    Ended June 30,
                                     (Unaudited)                     Years Ended December 31,

Per share information
(For a share outstanding
throughout the period)                   2007            2006         2005        2004        2003       2002

Net asset value,
 beginning of period                 $  21.61        $  21.52     $  20.48    $  18.27    $  15.45    $ 16.05

Income from investment operations:
  Net investment income+                 0.12            0.12         0.14        0.15        0.12       0.12
  Net realized and unrealized
   gain (loss) on investments            2.06            1.30         1.03        2.40        3.00      (0.48)

  Total from investment
   operations                            2.18            1.42         1.17        2.55        3.12      (0.36)

Less distributions:
  Dividends from net
   investment income                    (0.12)          (0.16)       (0.13)      (0.15)      (0.12)     (0.12)
  Distributions from net
   realized gains                          --           (1.17)          --       (0.19)      (0.18)     (0.12)

  Total distributions                   (0.12)          (1.33)       (0.13)      (0.34)      (0.30)     (0.24)

Change in net asset value
 for the period                          2.06            0.09         1.04        2.21        2.82      (0.60)

Net asset value, end of period       $  23.67        $  21.61     $  21.52    $  20.48    $  18.27    $ 15.45

Total Return                            10.10%*          6.57%        5.75%      14.04%      20.30%     (2.25)%


Ratios/supplemental data
Net assets, end of period (000)      $137,135        $142,546     $177,740    $148,776    $114,194    $73,969

Ratios to average net assets of:
  Expenses, total                        1.32%**         1.28%        1.26%       1.27%       1.28%      1.37%
  Net investment income                  1.05%**         0.55%        0.66%       0.79%       0.73%      0.84%
Portfolio turnover rate                  5.55%          19.01%       14.11%      17.64%       6.46%      7.11%


 +Based on average shares outstanding.

 *Not Annualized

**Annualized

FAM Equity-Income Fund -- Notes to Financial Statements                  [LOGO]


               FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES


                                     Six Months
                                    Ended June 30,                                         Period Ended
                                     (Unaudited)            Years Ended December 31,       December 31,


Per share information
(For a share outstanding
throughout the period)                   2007            2006         2005        2004        2003+

Net asset value, beginning of period   $21.39          $21.33       $20.36      $18.18      $16.77

Income from investment operations:
  Net investment income (loss)++         0.01           (0.10)       (0.07)      (0.04)       0.10
  Net realized and unrealized
   gain on investments                   2.06            1.33         1.04        2.41        1.54

  Total from investment operations       2.07            1.23         0.97        2.37        1.64

Less distributions:
  Dividends from net
   investment income                       --              --           --          --       (0.05)
  Distributions from net
   realized gains                          --           (1.17)          --       (0.19)      (0.18)

  Total distributions                      --           (1.17)          --       (0.19)      (0.23)

Change in net asset value
 for the period                          2.07            0.06         0.97        2.18        1.41

Net asset value, end of period         $23.46          $21.39       $21.33      $20.36      $18.18

Total Return                             9.68%*          5.73%        4.76%      13.05%       9.83%*


Ratios/supplemental data
Net assets, end of period (000)        $4,075          $3,921       $4,400      $3,017      $1,291

Ratios to average net assets of:
  Expenses                               2.32%**         2.28%        2.26%       2.27%       2.28%**
  Net investment income (loss)           0.06%**        (0.45)%      (0.34)%     (0.21)%      1.10%**
Portfolio turnover rate                  5.55%          19.01%       14.11%      17.64%       6.46%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Funds -- Supplemental Information (Unaudited)                        [LOGO]

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds' Website at http://www.famfunds.com; (ii) or on the Securities and Exchange Commission's website at http://www.sec.gov.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY


Custodian
U.S. Bank, N.A.
Cincinnati, OH


Trustees
John J. McCormack, Jr.
 Independent Chairman
Fred "Chico" Lager
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich


Legal Counsel
Dechert, LLP
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY


Distributor
Fenimore Securities, Inc.
Cobleskill, NY




[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.


Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                        Fenimore Asset Management Trust


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President


Date   August 6, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President


Date   August 6, 2007


By (Signature and Title)*           /s/ Joseph A. Bucci
                                    --------------------------
                                    Joseph A. Bucci, Treasurer


Date   August 6, 2007

* Print the name and title of each signing officer under his or her signature.